Exhibit 10.4

Execution Version

AMENDMENT AGREEMENT

This Amendment Agreement (this “Amendment”) is dated as of this 5th day of August, 2022 (the “Effective Date”), by and among Global Clean Holdings Inc., a Delaware corporation (the “Company”), Orion Energy Credit Opportunities Fund II, L.P., Orion Energy Credit Opportunities Fund II PV, L.P., Orion Energy Credit Opportunities Fund II GPFA, L.P., Orion Energy Credit Opportunities Fund GCE Co-Invest, L.P., Orion Energy Credit Opportunities Fund GCE Co-Invest B, L.P., Orion Energy Credit Opportunities Fund III PV, L.P., Orion Energy Credit Opportunities Fund III GPFA, L.P., Orion Energy Credit Opportunities Fund III, L.P., Orion Energy Credit Opportunities Fund III GPFA PV, L.P., LIF AIV 1, L.P., Voya Renewable Energy Infrastructure Originator I LLC and Voya Renewable Energy Infrastructure Originator L.P. (the “Investors”). The Company and the Investors are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of February 2, 2022, by and between the Company, ExxonMobil Renewables LLC (“EM”), and the Investors, on February 23, 2022 the Company (i) issued to certain of the Investors warrants to purchase up to 5,017,008 shares of its common stock (as amended by the Omnibus Amendment, effective as of February 23, 2022, by and among the Company and the Investors, the “Investor Warrants”) and (ii) entered into that certain Registration Rights Agreement, dated as of February 23, 2022 (the “RRA”), with certain of the Investors; and

WHEREAS, various amendments and transactions are being entered into on the date hereof by the Company, certain of the Investors and EM, and in connection therewith the Company and the Investors desire to further amend the Investor Warrants and the RRA in the manner set forth herein, and to admit Orion Energy Credit Opportunities Fund GCE Co-Invest B, L.P. as a party to the RRA and an “Investor” thereunder.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Parties agree as follows:

1.            Amendments to Investor Warrants. Effective as of the Effective Date, pursuant to Section 19 of the Investor Warrants, each Party agrees that the Investor Warrants are hereby amended as follows:

a.	The following definitions are hereby added to Section 1:

“Amendment No. 9 to Credit Agreement” means that certain Amendment No. 9 to the Credit Agreement, dated August 5, 2022, by and among BKRF OCB, LLC, a Delaware limited liability company, BKRF OCP, LLC, a Delaware limited liability company, Bakersfield Renewable Fuels, LLC, a Delaware limited liability company, and Orion Energy Partners TP Agent, LLC, as the administrative agent and collateral agent.

“Transaction Agreement” means the Transaction Agreement, dated as of August 5, 2022, by and among ExxonMobil Oil Corporation, ExxonMobil Renewables LLC and the Company.

“Underlying Consideration” has the meaning set forth in Section 4(b).

b.	The following definitions are hereby amended and restated as follows:

“Excluded Issuances” means any issuance or sale by the Company after the Original Issue Date of (a) shares of Common Stock issued upon the exercise of this Warrant, (b) Common Stock (or Options with respect thereto) issued or issuable to employees or directors of, or consultants to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company, (c) shares of Common Stock issued or issuable pursuant to the terms of securities (including Convertible Securities) issued under the Purchase Agreement, Amendment No. 9 to Credit Agreement or the Transaction Agreement (as such securities have been amended), (d) securities issuable upon the exercise, exchange, or conversion of any Convertible Securities that are issued and outstanding on the Original Issue Date, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof or (e) Common Stock, Options or Convertible Securities with respect thereto, issued as acquisition consideration pursuant to the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or pursuant to a joint venture agreement. In addition, for the avoidance of doubt, “Excluded Issuances” also include the filing of any registration statement of the Company with the Securities and Exchange Commission registering securities of the Company, or the filing of any amendments or supplements thereto, provided that the determination of whether any sale under any such registration statement is an Excluded Issuance will be determined based on the preceding clauses (a) to (e) hereof.

“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over three (3) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Board and the Holder, or, if that selection cannot be made within ten (10) days, by a nationally recognized and independent investment banking or valuation firm selected jointly and approved by the Board and the Holder (including the methodologies to be utilized), or if joint selection and approval is not achieved within ten (10) days, the American Arbitration Association shall select the independent investment banking or valuation firm in accordance with its rules. The determination of such firm shall be final and conclusive, and the fees and expenses of such firm shall be borne equally by the Company and the Holder.

c.	The last sentence of Section 3(d) is hereby amended and restated as follows:

“Notwithstanding anything to the contrary in this Section 3(d), the Warrant Shares may be issued in uncertificated or book-entry form, at the option of the Holder, with such uncertificated Warrant Shares being evidenced by a book position either on the Company’s share register or on the books of The Depository Trust Company, at the option of the Holder.”

d.	Section 4(b) is hereby amended and restated in its entirety as follows:

“Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction, in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant) (collectively, the “Underlying Consideration”); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 4 shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing Person is other than the Company, an immediate adjustment in the Exercise Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Warrant Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale or similar transaction). If any such reorganization, reclassification, consolidation, merger, sale or similar transaction entitles the holders of Common Stock to receive more than a single type of consideration (determined based in part upon any form of stockholder election), then for purposes of this Section 4(b), such consideration shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Stock in such transaction. If, immediately after giving effect to any such reorganization, reclassification, consolidation, merger, sale or similar transaction, shares of common stock that are listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or any similar quotation system or association account for less than 90% of the aggregate Fair Market Value of the Underlying Consideration (assuming the Fair Market Value of any cash is the face amount of such cash), then the Exercise Price and the amount of the Underlying Consideration shall be adjusted as of the effective date of such transaction to compensate the Holder for lost time value. Such adjustments shall be determined based on a Black-Scholes option pricing model by a nationally recognized and independent investment banking or valuation firm selected jointly and approved by the Board and the Holder; provided that (x) if such joint selection and approval is not achieved within ten (10) days, the American Arbitration Association shall select the independent investment banking or valuation firm in accordance with its rules and (y) the determination of such firm shall be final and conclusive, and the fees and expenses of such firm shall be borne equally by the Company and the Holder. The provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4(b), the Holder shall have the right to receive the same consideration as any other holder of Common Stock if the Holder elects prior to the consummation of such event or transaction to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 4(b) with respect to this Warrant.”

e.	Section 4(c) is hereby amended and restated as follows:

“Certain Events. If any event of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, a premium self-tender offer, a dividend or distribution upon the Common Stock payable in cash or other assets or property, or the granting of stock appreciation rights, phantom stock rights or other rights with equity features, other than with respect to any Excluded Issuance) occurs, then the Board shall make an appropriate adjustment in the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 4; provided, that no such adjustment pursuant to this Section 4(c) shall increase the Exercise Price or decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4, and for the avoidance of doubt, no adjustment pursuant to this Section 4(c) shall be made in connection with any Excluded Issuance.”

f.	The legend set forth on the face of the Investor Warrants and in Section 10(a) is hereby amended and restated as follows:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING THIS WARRANT OR SUCH SECURITIES, AS THE CASE MAY BE, IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

2.            Amendments to RRA. Pursuant to Section 10 of the RRA, each Party agrees that the RRA is hereby amended as follows:

a.	Section 1. Certain Definitions of the RRA is hereby amended to renumber such section as “1a. Certain Definitions”

b.	The following definitions are hereby added to Section 1a.:

“Amendment No. 9 to Credit Agreement” means that certain Amendment No. 9 to the Credit Agreement, dated August 5, 2022, by and among BKRF OCB, LLC, a Delaware limited liability company, BKRF OCP, LLC, a Delaware limited liability company, Bakersfield Renewable Fuels, LLC, a Delaware limited liability company, and Orion Energy Partners TP Agent, LLC, as the administrative agent and collateral agent.

“EM Registrable Securities” means “Registrable Securities” as defined in the EM Registration Rights Agreement.

“EM Registration Rights Agreement” means that certain Registration Rights Agreement dated August 5, 2022, by and among the Company and ExxonMobil Renewables LLC.

c.	The definition of “Warrants” is hereby amended and restated as follows:

“Warrants” means those warrants issued by the Company to the Investors to purchase Common Stock pursuant to the Purchase Agreement (including those warrants represented by Warrant Certificate Nos. GCEH-002, GCEH-003, GCEH-004, GCEH-006, GCEH-007, GCEH-008, GCEH-009, GCEH-010, GCEH-011, GCEH-012, GCEH-013 GCEH-014), and the warrants issued by the Company to the Investors pursuant to Amendment No. 9 to Credit Agreement.

d.	For purposes of Section 1 of the RRA, the Parties agree that the deadline for the filing of the Shelf Registration Statement with respect to the warrants issued pursuant to Amendment No. 9 to Credit Agreement shall be September 30, 2022.

e.	Section 2(b) of the RRA is hereby amended and restated as follows:

“If the managing underwriter of such offering referred to in this Section 2 determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided, that the shares to be excluded shall be determined in the following order of priority: (i) persons not having any contractual or other right to include such securities in the registration statement, (ii) securities held by any other Persons (other than the holders of Registrable Securities or the EM Registrable Securities) having a contractual, incidental “piggy back” right to include such securities in the registration statement, (iii) securities to be registered by the Company pursuant to such registration statement, (iv) Registrable Securities of Investors and holders of EM Registrable Securities who did not make the original request for registration and, if necessary, (v) Registrable Securities of Investors who requested such registration pursuant to Section 2(a). If there is a reduction of the number of Registrable Securities and EM Registrable Securities pursuant to clause (iv), such reduction shall be made on a pro rata basis (based upon the aggregate number of Registrable Securities and EM Registrable Securities held by such holders). If there is a reduction of the number of Registrable Securities pursuant to clause (v), such reduction shall be made on a pro rata basis (based upon the aggregate number of Registrable Securities held by such holders).”

f.	The proviso at the end of Section 3(b) is hereby amended and restated as follows:

“provided further, that any shares to be excluded shall be determined in the following order of priority: (i) securities held by any Persons not having any such contractual, incidental registration rights, (ii) securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement other than the EM Registration Rights Agreement, and (iii) the Registrable Securities and the EM Registrable Securities sought to be included by the holders thereof as determined on a pro rata basis (based upon the aggregate number of Registrable Securities and EM Registrable Securities held by such holders).”

g.	Section 4. Registration Procedures is hereby amended by adding as a new subclause (o) the following language, and renumbering the current subclause (o) as subclause (p):

“(o) use its reasonable best efforts to make available its senior management, employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in marketing the Registrable Securities in any underwritten offering; and”

h.	Section 14(b) is hereby amended and restated as follows:

“(b) other than pursuant to the EM Registration Rights Agreement, grant any other registration rights other than any incidental or so called piggyback registration rights to any third parties that are not inconsistent with the terms of this Agreement.”

i.	Schedule A is hereby amended in order to add Orion Energy Credit Opportunities Fund GCE Co-Invest B, L.P. as a “Principal Investor”.

3.       Joinder. Orion Energy Credit Opportunities Fund GCE Co-Invest B, L.P., by executing this Amendment, hereby joins and is made a party to the RRA (as amended by this Amendment) and shall constitute an “Investor” for all purposes thereunder.

4.       Effectiveness of Amendment. This Amendment is entered into, adopted and effective as of the Effective Date.

5.       Entire Agreement. This Amendment, together with the RRA and the Investor Warrants constitute the entire agreement among the Company and the Investors with respect to the subject matter hereof and thereof and supersedes any prior understandings, negotiations, agreements, statements or representations among the Investors and Company or any of their respective Affiliates of any nature, whether written or oral, to the extent they relate in any way to the subject matter hereof or thereof.

6.       No Other Amendments. Except as expressly amended by this Amendment, the terms of the RRA and the Investor Warrants shall remain in full force and effect.

7.       Miscellaneous Terms. The provisions of Sections 10 (Amendments) and 16 (Miscellaneous) of the RRA, and the provisions of Sections 18 (Headings), 19 (Amendment and Modification; Waiver), 20 (Severability), 21 (Governing Law), 22 (Submission to Jurisdiction), 23 (Waiver of Jury Trial), 24 (Counterparts) and 25 (No Strict Construction) of the Investor Warrants, shall apply mutatis mutandis to this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, each Party has executed this Amendment effective as of the Effective Date.

GLOBAL CLEAN ENERGY HOLDINGS, INC.

By:
Name: Richard Palmer
Title: Chief Executive Officer

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.

By:
Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.

By:
Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.

By:
Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.

By:
Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST B, L.P.

By:
Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.

By:
Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.

By:
Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.

By:
Name: Gerrit Nicholas
Title: Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.

By:
Name: Gerrit Nicholas
Title: Managing Partner

VOYA RENEWABLE ENERGY
INFRASTRUCTURE ORIGINATOR I LLC

By:	Voya Alternative Asset Management LLC, as Agent

By:
	Name:	Edward Levin
	Title:	Senior Vice President

VOYA RENEWABLE ENERGY
INFRASTRUCTURE ORIGINATOR L.P.

By:	Voya Alternative Asset Management LLC, as Agent

By:
	Name:	Edward Levin
	Title:	Senior Vice President

LIF AIV 1, L.P

By: GCM Investments GP, LLC, its General Partner

By:
	Name:	Todd Henigan
	Title:	Authorized Signatory